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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            TCW GALILEO FUNDS, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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                            TCW GALILEO FUNDS, INC.
             TCW GALILEO LONG-TERM MORTGAGE-BACKED SECURITIES FUND
                     865 SOUTH FIGUEROA STREET, 18TH FLOOR
                         LOS ANGELES, CALIFORNIA  90017


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS



     Notice is hereby given that a Special Meeting of Shareholders of the TCW Galileo Long-Term Mortgage-Backed Securities Fund of TCW Galileo Funds, Inc. (the "Fund") will be held at the offices of the Fund on October 23, 1998 at 10:00 a.m. (Pacific time) for the following purpose:

     1. To approve an amendment to a fundamental policy of the Fund.

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record as of the close of business on August 31, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                         By order of the Board of Directors



                                         Philip K. Holl
                                         Secretary



     PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS ENABLING YOUR FUND TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            TCW GALILEO FUNDS, INC.
             TCW GALILEO LONG-TERM MORTGAGE-BACKED SECURITIES FUND
                     865 SOUTH FIGUEROA STREET, SUITE 1800
                         LOS ANGELES, CALIFORNIA  90017

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 23, 1998

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of TCW Galileo Funds, Inc. ("Company") on behalf of the TCW Galileo Long-Term Mortgage-Backed Securities Fund ("Fund") for use at the special meeting of shareholders and at any adjournment thereof. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A shareholder may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company an instrument revoking the proxy, or by submitting a proxy bearing a later date, or by attending and voting at the meeting.

     The cost of soliciting proxies for this Special Meeting of Shareholders, consisting principally of printing and mailing expenses, will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers and employees of the Fund and its investment adviser or distributor without special compensation therefor. The first mailing of this proxy statement is expected to be made on or about October 2, 1998.

                   OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Board of Directors has fixed the close of business on August 31, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment. As of the record date, there were outstanding 9,318,925.082 shares of the Fund. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

     As of the record date, the following persons owned of record 5% or more of the Fund's outstanding shares: Cedars Sinai Defined Benefit Pension Plan, Los Angeles California (5.76%); Curtis Wright Contributory Retirement Plan, Lyndhurst, New Jersey (20.84%); General Chemical Pension Plan, Parsippany, New Jersey (16.26%); St. Vincent's Medical Center Foundation, Bridgeport, Connecticut (9.38%); and United Negro College Fund, Fairfax, Virginia (8.03%). The officers and directors of the Fund, together, owned less than 1% of the Fund's outstanding shares on the record date.

     If a quorum (more than one third of the outstanding voting shares) is represented at the meeting, the affirmative vote of a majority of the shares of the Fund represented at the meeting is required to approve the amendment of the fundamental policy. A majority of the outstanding voting shares means either
(i) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares are present or represented by proxy, or
(ii) more than 50% of all outstanding voting shares of the Fund.

     1. TO APPROVE AN AMENDMENT TO A FUNDAMENTAL POLICY OF THE FUND.

     A fundamental policy of the Fund is "... to invest at least 65% of its assets in mortgage-backed securities which are guaranteed by, or secured by collateral which is guaranteed by, Federal Agencies and which have a dollar weighted average life of ten years or more."

     The proposed amendment to the fundamental policy of the Fund would eliminate any requirement that the United States government securities the Fund may invest in have a dollar weighted average life of ten years or more. No change is being made to the Fund's fundamental investment policy that at least 65% of its total assets be invested in mortgage-backed securities issued by the United States government or secured by collateral that is guaranteed by the United States government. The proposed amendment to the Fund's fundamental policy is set forth below. Material that is proposed to be deleted is underlined.
----------

     With respect to Long-Term Mortgage-Backed Securities [Fund], it is a fundamental policy of the Fund to invest at least 65% of its assets in mortgage-backed securities which are guaranteed by, or secured by collateral which is guaranteed by, Federal Agencies and which have a dollar
                                                         -----------------------
     weighted average life of ten years or more.
     ------------------------------------------

     The principal reason for the Board of Directors adopting the amendment is to eliminate the inconsistency between the use of duration and weighted average portfolio maturity to describe the Fund. Another investment policy applicable to the Fund is that it have a duration of no more than eight years. Modifying this fundamental policy would eliminate the inconsistency. A secondary reason for the proposed amendment is that it is the Board of Directors' view that a duration measurement better reflects the Fund's sensitivity to changes in interest rates and that having both average weighted maturity and duration measurements may be confusing to investors.

     In approving the proposed amendment, the Board of Directors noted that the change would not affect the Fund's investment policies, practices and restrictions. Except in periods of rapid prepayments the Fund's duration is expected to range between approximately four and eight years. In this regard, the Board of Directors believes that the proposed amendment to the fundamental investment policy of the Fund will more clearly reflect the Fund's interest rate sensitivity.

                                       2
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     THE INDEPENDENT DIRECTORS UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS
APPROVE THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICY OF THE FUND.

     THE ADVISER.

     TCW Funds Management, Inc. is the Fund's adviser. The Adviser, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc., a Nevada corporation, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of June 30, 1995, the Adviser and its affiliates had total assets under management or committed to management of over $50 billion. The principal business address of the Adviser is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 and its Principal Executive Officers and directors are as follows: Thomas E. Larkin, Jr., Chairman; Marc I. Stern, President; and Alvin R. Albe, Jr., Executive Vice President, Finance & Administration. Mr. Larkin is President of Trust Company of the West and a Vice Chairman of TCW Asset Management Company ("TAMCO"). Mr. Stern is an Executive Vice President of Trust Company of the West and a Vice Chairman of TAMCO. Mr. Albe is Executive Vice President, Finance & Administration of Trust Company of the West and TAMCO. Mr. Robert Day may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Robert Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc.

     DISTRIBUTOR.

     The Distributor of the Fund's shares is TCW Brokerage Services, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

     2.   OTHER BUSINESS.

     Management knows of no other matters which may be presented at the Special Meeting. However, if any matters not now known properly come before the meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


     SUBMISSION OF SHAREHOLDER PROPOSALS.

     The Company does not hold annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting of the Company (if any) should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Proxy Statement.

                                       3
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     ADJOURNMENT

     In the event that sufficient votes in favor of the proposals set forth in this Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any of such proposals.

                              By Order of the Board of Directors



                              PHILIP K. HOLL
                              Secretary

October 2, 1998


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PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE
ENCLOSED REPLY ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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COPIES OF THE FUND'S ANNUAL REPORT FOR THE YEAR ENDED OCTOBER 31, 1997 IS
AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING THE FUND AT 865 SOUTH FIGUEROA STREET, LOS ANGELES, CALIFORNIA 90017 OR TELEPHONING IT AT 1-800-386-3829.
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                                       4

                            TCW GALILEO FUNDS, INC.
             TCW GALILEO LONG-TERM MORTGAGE-BACKED SECURITIES FUND

               SPECIAL MEETING OF SHAREHOLDERS - OCTOBER 23, 1998

                                     PROXY

     The undersigned hereby appoints ALVIN R. ALBE, JR., MICHAEL E. CAHILL, PHILIP K. HOLL, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of TCW Galileo Funds, Inc. - TCW Galileo Long-Term Mortgage-Backed Securities Fund to be held on October 23, 1998, at 10:00 a.m., Pacific time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated October 2, 1998.

     THIS PROXY IS SOLICITED BY THE DIRECTORS. IF NO SPECIFICATION IS MADE THEREON, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     1. To Approve an Amendment to a Fundamental Policy of the Fund:

        For   [ ]       Against   [ ]      Abstain   [ ]

     2. To Transact Any Other Business as may Properly Come Before the Meeting:

        For   [ ]       Against   [ ]      Abstain   [ ]


FIELD (1)         Please sign personally, If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for
FIELD (2)         corporations.

                  Date:
                       -----------------------------

                  ---------------------------------------------
                  Signature

                  ---------------------------------------------
                  Signature

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.